SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Core Bond Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Core Bond Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Core Bond Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Core Bond Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

II.            Evergreen Strategic Income Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Strategic Income Fund, an annual fee equal to 2.0% of Strategic Income Fund’s gross dividend and interest income plus the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Strategic Income Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Strategic Income Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

September 22, 2006	577610 (9/06)